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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 7, 2002
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           COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


           333-44155                                 13-7140975
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    (Commission File Number)            (I.R.S. Employer Identification No.)


E.A. Delle Donne Corporate Center, Montgomery Building,
    1011 Centre Road, Wilmington, Delaware                           19805
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    (Address of Principal Executive Offices)                       (Zip Code)


                                  302 636-330
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     The Registrant has issued the press release, dated February 7, 2002, attached as an exhibit hereto describing a recent development in the case brought by Coast Federal Savings, FSB ("Coast Federal"), against the United States Government relating to the Government's alleged breach of the agreement, entered into in 1987 in connection with Coast Federal's acquisition of Central Savings and Loan Association, to treat certain amounts as a permanent addition to Coast Federal's regulatory capital.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


Exhibit
  No.     Document Description
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99.1      Press release of the Registrant, dated February 7, 2002

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      COAST FEDERAL LITIGATION CONTINGENT PAYMENT RIGHTS TRUST
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                                             (Registrant)



Dated: February 7, 2002                         By: Ray Martin
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                                                Name: Ray Martin
                                                Title: Litigation Trustee

                               INDEX TO EXHIBITS



Exhibit
  No.     Document Description
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 99.1     Press release of the Registrant, dated February 7, 2002